Exhibit 10.1
FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT
THIS FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Amendment”) is dated as of September ▶▶[_____], 2008, by and among Rio Vista Penny LLC, an Oklahoma limited liability company (“Company”), TCW Asset Management Company, as administrative agent (“Administrative Agent”), and the Holders party to the Original Agreement defined below (“Holders”).
W I T N E S S E T H:
WHEREAS, Company, Administrative Agent and Holders entered into that certain Note Purchase Agreement dated as of November 19, 2007 (as amended, supplemented, or restated to the date hereof, the “Original Agreement”), for the purpose and consideration therein expressed, whereby Holders became obligated to make loans to Company as therein provided; and
WHEREAS, Company, Administrative Agent and Holders desire to further amend the Original Agreement as set forth herein;
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Holders to Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
ARTICLE I.
DEFINITIONS AND REFERENCES
Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.
Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.
“Amendment” means this First Amendment to Note Purchase Agreement.
“Amendment Documents” means this Amendment and all other Note Documents executed and delivered in connection herewith.
[First Amendment to
Note Purchase Agreement]

“Designated Defaults” means the following Defaults or Events of Default that have occurred as of the date of this Amendment and are continuing under the Note Purchase Agreement:
(a) Company’s entering into the Hedging Contracts described in Schedule 1 hereto without the prior written consent of Administrative Agent;
(b) Company’s failure to deliver audited financial statements for the Fiscal Year ending December 31, 2007, as required by Section 7.2(a) of the Note Purchase Agreement;
(c) Company’s failure to deliver financial statements for the Fiscal Quarters ending March 31, 2008, and June 30, 2008, in each case as required by Section 7.2(b) of the Note Purchase Agreement;
(d) Company’s failure to comply with Section 7.4(b) of the Note Purchase Agreement by notifying each Holder Party in writing of the occurrence of such Defaults or Events of Default under the Note Purchase Agreement;
(e) Company’s incurrence of capital expenditures not included in the APOD, as then in effect, but which are included in the new APOD attached hereto as Schedule 6; and
(f) Company’s failure to deliver an Engineering Report, effective as of May 1, 2008, in compliance with the provisions of Section 7.2(i) of the Note Purchase Agreement.
“Note Purchase Agreement” means the Original Agreement as amended hereby.
“Released Claims” means any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, controversies, liabilities, obligations, damages and expenses of any and every character (whether known or unknown, liquidated or unliquidated, absolute or contingent, acknowledged or disputed, direct or indirect), at law or in equity, of whatsoever kind or nature (including claims of usury), whether heretofore or hereafter accruing, for or because of any matter or things done, omitted or suffered to be done by any of the Released Persons prior to and including the date hereof that in any way directly or indirectly arise out of or in any way are connected to (a) any of the Note Documents or any default or event of default thereunder, (b) any negotiation, discussion, enforcement action, agreement or failure to agree related to any Note Document or any default or event of default thereunder, or (c) any action, event, occurrence, or omission otherwise related to the rights, duties, obligations and relationships among the various Related Parties and Seller Parties.
“Released Persons” means Administrative Agent, Holders, and Royalty Owner, together with their respective employees, agents, attorneys, officers, partners, shareholders, accountants, consultants, and directors, and their respective successors and assigns.
[First Amendment to
Note Purchase Agreement]

ARTICLE II.
AMENDMENTS & WAIVERS
Section 2.1. Interest Rate.
(a) The following definitions in Section 1.1 of the Original Agreement are hereby amended in their entirety to read as follows:
“Fixed Rate” means the rate of twelve and one-half percent (12.50%) per annum; provided that such per annum rate shall be reduced to ten and one-half percent (10.50%) per annum on the Recalculation Date, if any.
“Hedging Contract” means (a) any agreement providing for options, swaps, floors, caps, collars, forward sales or forward purchases (including any agreement for the sale or purchase of hydrocarbons that provides a fixed price for more than two months of production or deliveries) involving interest rates, commodities or commodity prices, equities, currencies, bonds, or indexes based on any of the foregoing, (b) any option, futures or forward contract traded on an exchange, and (c) any other derivative agreement or other similar agreement or arrangement.
(b) The following definitions are hereby added to Section 1.1 of the Original Agreement in appropriate alphabetical order to read as follows:
“Effective Rate Certificate” as defined in Section 2.6(a).
“Existing Litigation” means, collectively, the following litigation: (a) Northport Production Company and Eugene A. Viele, plaintiffs, vs. Rio Vista Energy Partners, L.P., Rio Vista GP, L.L.C., Rio Vista Penny, L.L.C., Jerome B. Richter a/k/a/ “Jerry” Richter, and Douglas G. Manner, defendants, pending in the District Court of Dallas County, Texas no. 08-09658, and (b) on November 20, 2007 Rio Vista Energy Partners L.P., Rio Vista Penny LLC, Gary Moores, Bill Wood and G M Oil Properties, Inc. jointly filed an action for declaratory relief against Energy Spectrum Advisors, Inc. in the District Court in McIntosh County, Oklahoma, which was filed in response to Energy Spectrum’s assertion that Rio Vista Energy Partners L.P., Rio Vista Penny LLC, as well as G M Oil Properties, Inc. owed Energy Spectrum a commission allegedly due and owing based on Rio Vista Penny LLC’s November, 2007 purchase of certain assets from G M Oil Properties, Inc.
“Recalculation Date” means the first day of the Fiscal Quarter immediately following the delivery of an Effective Rate Certificate that has been confirmed to the satisfaction of Administrative Agent.
[First Amendment to
Note Purchase Agreement]

Section 2.2. Interest Rates. Subsection (a) of Section 2.6 of the Original Agreement is hereby amended to add the following sentences thereto at the end of such subsection to read as follows:
Company may request that the Fixed Rate be reduced as described in the definition thereof immediately following the delivery of the Engineering Report prepared by the Independent Engineer as of November 1, 2008 (the “Applicable Date”). In order to make any such request, Company shall deliver to Administrative Agent a certificate (in form and detail satisfactory to Administrative Agent) signed by the chief financial officer of Company (an “Effective Rate Certificate”):
(i) certifying that no Default exists; and
(ii) certifying and demonstrating in reasonable detail that the Collateral Coverage Ratio determined as of the Applicable Date is at least 1.5 to 1.0.”
Section 2.3. Mandatory Prepayments. Subsection (c) of Section 2.8 of the Original Agreement is hereby amended to replace the phrase in the second sentence “May 19, 2008 through and including November 19, 2009” with “January 1, 2009 through the Maturity Date”.
Section 2.4. Books, Financial Statements and Reports.
(a) Subsection (a) of Section 7.2 of the Original Agreement is hereby amended to replace the phrase in the first sentence “within ninety (90) days” with “within one hundred and five (105) days”.
(b) Subsection (b) of Section 7.2 of the Original Agreement is hereby amended to replace the phrase in the first sentence “within forty-five (45) days after the end of each Fiscal Quarter” with “within sixty (60) days after the end of each Fiscal Quarter (commencing with the Fiscal Quarter ending December 31, 2008)”.
Section 2.5. Disclosure Schedule. Section 5.9 of the Disclosure Schedule is hereby amended to include the Existing Litigation.
Section 2.6. Holders Schedule. Schedule 4 of the Original Agreement is hereby amended in its entirety to read as set forth on Schedule 4 attached hereto.
Section 2.7. Approved Plan of Development. Schedule 6 of the Original Agreement is hereby amended in its entirety to read as set forth on Schedule 6 attached hereto.
Section 2.8. Limited Waivers. Company has requested that Administrative Agent and Holders waive the Designated Defaults, and Administrative Agent and Holders have agreed to do so on the terms set forth herein. Accordingly, subject to the conditions and limitations set forth herein, and the agreements of Company contained herein, Administrative Agent and Holders hereby waive the Designated Defaults.
[First Amendment to
Note Purchase Agreement]

ARTICLE III.
CONDITIONS OF EFFECTIVENESS
Section 3.1. Effective Date. The effectiveness of this Amendment as of the date first above is subject to the satisfaction, or waiver in accordance with Section 12.1 of the Note Purchase Agreement, of the following conditions:
(a) Amendment Documents. Administrative Agent shall have received counterparts of each Amendment Document originally executed and delivered by each applicable Restricted Person and in such numbers as Administrative Agent or its counsel may reasonably request.
(b) Good Standing Certificates. Administrative Agent shall have received a good standing certificate from the applicable Governmental Authority of each Restricted Person’s jurisdiction of incorporation, organization or formation, each dated a recent date.
(c) Up-Front Payment. Administrative Agent shall have received the up-front payment that is due and payable pursuant to Section 2.6(d) of the Note Purchase Agreement.
(d) Closing Certificate. Company shall have delivered to Administrative Agent an originally executed Closing Certificate in the form attached hereto as Exhibit A, appropriately completed.
(e) Completion of Proceedings. All corporate, partnership, limited liability company, and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent and its counsel shall be reasonably satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.
(f) Other Documentation. Administrative Agent shall have received all documents and instruments which Administrative Agent has then reasonably requested, in addition to those described in this Section 3.1. All such additional documents and instruments shall be reasonably satisfactory to Administrative Agent in form, substance and date.
(g) No Default. No event shall have occurred and be continuing that would constitute an Event of Default or a Default (other than the Designated Defaults, which are being waived pursuant to the provisions of Section 2.8).
(h) Payment of Expenses. The Holders and their counsel shall have received all fees and other amounts due and payable on or prior to the effective date hereof with respect to this Amendment.
[First Amendment to
Note Purchase Agreement]

ARTICLE IV.
REPRESENTATIONS AND WARRANTIES
Section 4.1. Representations and Warranties of Company. In order to induce each Holder to enter into this Amendment, Company represents and warrants to each Holder that, after giving effect to the waivers of the Designated Defaults provided for herein:
(a) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.
(b) Company is duly authorized to execute and deliver this Amendment and the other Amendment Documents and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Note Purchase Agreement. Company has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents and to authorize the performance of the obligations of Company hereunder and thereunder.
(c) The execution and delivery by Company of this Amendment and the other Amendment Documents, the performance by Company of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby do not and will not (i) conflict with any provision of (1) any Law, (2) the organizational documents of any Restricted Person, or (3) any material agreement, judgment, license, order or permit applicable to or binding upon any Restricted Person, (ii) result in the acceleration of any Indebtedness owed by any Restricted Person, or (iii) result in or require the creation of any Lien upon any assets or properties of any Restricted Person except as expressly contemplated or permitted in the Note Documents. Except as expressly contemplated in the Note Documents, no permit, consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or third party is required in connection with the execution, delivery or performance by any Restricted Person of any Amendment Document or to consummate any transactions contemplated thereby. Clauses (a) and (b) in the definition of Material Contracts describe all of the Material Contracts (other than oil and gas leases) in effect on the date hereof, and all such Material Contracts (other than oil and gas leases) are in full force and effect and no defaults currently exist thereunder that would have a Material Adverse Change on the Company.
(d) This Amendment, the Note Purchase Agreement, and the other Amendment Documents when duly executed and delivered will be, legal, valid and binding obligations of Restricted Persons and each of their respective Affiliates which is a party hereto or thereto, enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights.
(e) The Initial Pro Forma Financial Statements fairly present the Consolidated financial position at the date thereof and the Consolidated statement of operations and the changes in Consolidated financial position for the period covered by such financial statements for Company. Copies of such financial statements have heretofore been delivered to each Holder. Since the Closing Date, no Material Adverse Change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Company. However, since the Closing Date, (i) Company has become involved in the Existing Litigation, (ii) Company makes no representation or warranty as to whether the Existing Litigation constitutes a Material Adverse Change, and (iii) the preceding sentence is so qualified by the existence of such Existing Litigation.
[First Amendment to
Note Purchase Agreement]

(f) Restricted Persons have no Deposit Accounts, except for the following Deposit Accounts established at Bank of Eufaula, 102 N. Main, P.O. Box 607, Eufaula, OK 74432:

Rio Vista Penny, LLC — Operating Account	#6524272
Rio Vista Penny, LLC — Savings Account	#494512
Rio Vista Penny, LLC — CD #1	#27770
Rio Vista Penny, LLC — CD #2	#27888
Rio Vista Penny, LLC — Custody Account	#6524250
Rio Vista Operating, LLC – Checking	#6524239
Rio Vista Operating, LLC — Payroll Account	#6524195
(g) Restricted Persons have sent a notice, in form satisfactory to Administrative Agent, to all existing purchasers of Hydrocarbons produced from the Eligible Mortgaged Properties and/or other Persons making payments to Restricted Persons in respect of their oil and gas business, directing them to forward all amounts payable to Restricted Persons directly to the Collateral Account at the mailing address of the depositary bank for deposit into the Collateral Account (or alternatively, by wire transfer directly into the Collateral Account).
ARTICLE V.
MISCELLANEOUS
Section 5.1. Ratification; Acknowledgments; No Waiver.
(a) Ratification. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The Note Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Note Purchase Agreement in any Note Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Holders under the Note Purchase Agreement, the Notes, or any other Note Document nor constitute a waiver of any provision of the Note Purchase Agreement, the Notes or any other Note Document.
(b) Acknowledgment of Designated Defaults. Company hereby acknowledges and agrees that the Designated Defaults have occurred and are continuing and that the waiver thereof by Required Holders, together with the other agreements in this Amendment, constitutes valuable and sufficient consideration for Company’s execution and performance of this Amendment. Company further represents and warrants that, as of the date hereof and after giving effect to the waivers of the Designated Defaults set forth in this Amendment, no Defaults or Events of Default exist under the Note Documents.
[First Amendment to
Note Purchase Agreement]

(c) No Waiver. Administrative Agent and Holders require and will require strict performance by Company and each other party to any Note Document of all of their respective obligations, agreements and covenants contained in the Note Purchase Agreement and the other Note Documents, and no inaction or action regarding any such breach is intended to be or shall be a waiver thereof. In no event and under no circumstance shall any past or future discussions with Administrative Agent or Holders and/or Administrative Agent’s or any Holder’s forbearance from exercising any of its rights or remedies under the Note Documents: (i) cause a modification of the Note Documents; (ii) establish a custom with respect to any of the Note Documents; (iii) operate as a waiver of any existing or future default or event of default under the Note Documents; (iv) entitle any Restricted Person to any other or further notice or demand whatsoever; (v) in any way modify, change, impair, affect, diminish or release any obligations or liability of any Restricted Person under or pursuant to the Note Documents or any other liability any such Person may have to any Holder; or (vi) waive, limit or condition Administrative Agent’s or any Holder’s rights and remedies under the Note Documents, all of which rights and remedies are expressly reserved.
Section 5.2. Release of Claims. To induce Holder Parties to enter into this Agreement, each Restricted Person hereby (a) represents and warrants that as of the date of this Agreement there are no claims or offsets against or defenses or counterclaims to its obligations under the Note Documents, and waives any and all such claims, offsets, defenses, or counterclaims, whether known or unknown, arising prior to the date of this Agreement, (b) releases and forever discharges the Released Persons from any and all Released Claims, and (c) covenants not to assert (and not to assist or enable any other Person to assert) any Released Claim against any Released Person. The Restricted Persons acknowledge and agree that such release is a general release of any and all Released Claims that constitutes a full and complete satisfaction for all or any alleged injuries or damages arising out of or in connection with the Released Claims, all of which are herein compromised and settled.
Section 5.3. Reviewed by Attorneys. Each Restricted Person represents and warrants to Administrative Agent and each Holder that it (a) understands fully the terms of this Amendment and the consequences of the execution and delivery of this Amendment, (b) has been afforded an opportunity to have this Amendment reviewed by, and to discuss this Amendment and document executed in connection herewith with, such attorneys and other persons as such Person may wish, and (c) has entered into this Amendment and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Amendment nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Amendment and the other documents executed pursuant hereto or in connection herewith.
[First Amendment to
Note Purchase Agreement]

Section 5.4. Survival of Agreements. All representations, warranties, covenants and agreements of Company herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Restricted Person hereunder or under the Note Purchase Agreement to any Holder shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Company under this Amendment and under the Note Purchase Agreement.
Section 5.5. Note Documents. This Amendment is and the other Amendment Documents are each a Note Document, and all provisions in the Note Purchase Agreement pertaining to Note Documents apply hereto and thereto.
Section 5.6. Governing Law. Except to the extent that the law of another jurisdiction is expressly elected in a Note Document, this Amendment and the other Amendment Documents shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to principles of conflicts of laws.
Section 5.7. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment and the other Amendment Documents may be validly executed by facsimile or other electronic transmission.
This written Agreement and the other Note Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.
There are no unwritten oral agreements between the parties.
[The remainder of this page has been intentionally left blank.]
[First Amendment to
Note Purchase Agreement]

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

COMPANY: RIO VISTA PENNY LLC
By:
Ian Bothwell
Manager

[Signature Page to First Amendment to
Note Purchase Agreement]

ADMINISTRATIVE AGENT:

TCW ASSET MANAGEMENT COMPANY, Administrative Agent

By:

Name:
Title:

By:

Name:
Title:

HOLDERS:

TCW ENERGY FUND X – NL, L.P., a California limited partnership

By:	TCW (ENERGY X) LLC, its General Partner:

	By:	TCW Asset Management Company, its Managing Member

By:

Name:
Title:

By:

Name:
Title:
[Signature Page to First Amendment to
Note Purchase Agreement]

TCW ENERGY FUND XB – NL, L.P., a California limited partnership

By:	TCW (ENERGY X) LLC, its General Partner:

	By:	TCW Asset Management Company, its Managing Member

By:

Name:
Title:

By:

Name:
Title:

TCW ENERGY FUND XC – NL, L.P., a California limited partnership

By:	TCW (ENERGY X) LLC, its General Partner:

	By:	TCW Asset Management Company, its Managing Member

By:

Name:
Title:

By:

Name:
Title:
[Signature Page to First Amendment to
Note Purchase Agreement]

TCW ENERGY FUND XD – NL, L.P., a California limited partnership

By:	TCW (ENERGY X) LLC, its General Partner:

	By:	TCW Asset Management Company, its Managing Member

By:

Name:
Title:

By:

Name:
Title:

TCW ASSET MANAGEMENT COMPANY, a California
corporation, as Investment Manager under the Amended
and Restated Investment Management and Custody
Agreement dated as of December 3, 2003 among Ensign
Peak Advisors, Inc., TCW Asset Management Company and
Trust Company of the West, a California trust
company, as Sub-Custodian

By:

Name:
Title:

By:

Name:
Title:
[Signature Page to First Amendment to
Note Purchase Agreement]

TCW ASSET MANAGEMENT COMPANY, a California
corporation, as Investment Manager under the Amended
and Restated Investment Management and Custody
Agreement dated as of December 11, 2003 among Harry
L. Bradley, Jr. Partition Trust, Harry L. Bradley,
Jr. Trust, Jane Bradley Uihlien Pettit Partition
Trust, Jane Bradley Uihlien Trust, TCW Asset
Management Company and Trust Company of the West, a
California trust company, as Sub-Custodian

By:
Name:
Title:

By:
Name:
Title:

TCW ASSET MANAGEMENT COMPANY, a California
corporation, as Investment Manager under the Amended
and Restated Investment Management and Custody
Agreement dated as of March 18, 2004 among ING Life
Insurance and Annuity Company, TCW Asset Management
Company and Trust Company of the West, a California
trust company, as Sub-Custodian

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to First Amendment to
Note Purchase Agreement]

First Amendment
CONSENT AND REAFFIRMATION
Each of the undersigned hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Management Services Agreement, the Guaranty dated November 19, 2007, and the other Note Documents, in each case to which it is a party, (iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other Amendment Documents, and (iv) agrees that the Management Services Agreement, such Guaranty, and such other Note Documents shall remain in full force and effect.

RIO VISTA ECO LLC
By:
Ian Bothwell
Manager

RIO VISTA GO LLC
By:
Ian Bothwell
Manager

GO, LLC
By:
Ian Bothwell
Manager

MV PIPELINE COMPANY
By:
Ian Bothwell
President

[Signature Page to First Amendment to
Note Purchase Agreement]

RIO VISTA OPERATING LLC
By:
Ian Bothwell
Manager

RIO VISTA ENERGY PARTNERS L.P.
By:	Rio Vista GP LLC, its general partner

By:
Ian Bothwell
Manager

[Signature Page to First Amendment to
Note Purchase Agreement]

SCHEDULE 1
Rio Vista
Fixed price Sales Contracts
Counterparty: Clearwater Enterprises, L.L.C.

			Contract	Contract
Confirmation			Quantity	Price
Number	Begin	End	(mmbtu/mo)	($/mmbtu)	Pipeline	Delivery Point/Index Point
28727	4/1/2008	10/31/2008	30,000	6.35	Oneok Gas Transmission	MV/OGT (R900)
31601	11/1/2008	3/31/2009	30,000	8.61	Oneok Gas Transmission	MV/OGT (R900)
31595 & 31956	4/1/2008	10/31/2008	15,000	7.97	NA	Swap: Inside Ferc Centerpoint East
31597 & 31958	11/1/2008	3/31/2009	15,000	8.61	NA	Swap: Inside Ferc Centerpoint East
[Schedule I — First Amendment to Note Purchase Agreement]

SCHEDULE 4
HOLDERS SCHEDULE

	Allocation		Maximum
Note Holder	%	Commitment	Credit Amount
TCW Energy Fund X-NL, L.P., a California limited partnership	23.03872%	$5,702,083.20	$6,911,616
TCW Energy Fund XB-NL, L.P., a California limited partnership	28.62534%	$7,084,771.65	$8,587,602
TCW Energy Fund XC-NL, L.P., a California limited partnership	9.48725%	$2,348,094.38	$2,846,175
TCW Energy Fund XD-NL, L.P., a California limited partnership	21.12823%	$5,229,236.93	$6,338,469
Trust Company of the West as Sub-Custodian under the Amended and Restated Investment Management and Custody Agreement dated as of December 3, 2003 among Ensign Peak Advisors, Inc., TCW Asset Management Company and Trust Company of the West	6.81556%	$1,686,851.10	$2,044,668
ING Life Insurance and Annuity Company	6.81556%	$1,686,851.10	$2,044,668
Trust Company of the West as Sub-Custodian under the Amended and Restated Investment Management and Custody Agreement dated as of December 11, 2003 among Harry L. Bradley, Jr. Partition Trust, Harry L. Bradley, Jr. Trust, Jane Bradley Uihlien Pettit Partition Trust, Jane Bradley Uihlien Trust, TCW Asset Management Company and Trust Company of the West	4.08934%	$1,012,111.64	$1,226,802

Total	100.00000%	$24,750,000.00	$30,000,000

[Schedule 4 — First Amendment to
Note Purchase Agreement]

SCHEDULE 6
APPROVED PLAN OF DEVELOPMENT
[Schedule 6 — First Amendment to
Note Purchase Agreement]

EXHIBIT A
TO
FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT
CLOSING CERTIFICATE
CLOSING CERTIFICATE
September  _____, 2008
THE UNDERSIGNED HEREBY CERTIFIES AS FOLLOWS:
1. I am the sole Manager of Rio Vista Penny LLC, an Oklahoma limited liability company (“Company”).
2. I have reviewed the terms of the Note Purchase Agreement dated as of November 19, 2007 among Company, TCW Asset Management Company, as Administrative Agent, and TCW Energy Fund X Investors, as Holders party thereto (as amended, the “Note Purchase Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), which is being amended by the First Amendment to Note Purchase Agreement dated of even date herewith (the “First Amendment” and the “Amendment Date”) by and among Company, Administrative Agent, and Holders. I have also reviewed the Manager’s Certificate dated November 19, 2007 executed by the undersigned and delivered pursuant to the Note Purchase Agreement (the “Original Certificate”).
3. In my opinion I have made, or have caused to be made under my supervision, such examination or investigation as is necessary to enable me to express an informed opinion as to the matters referred to herein.
4. Based upon my review and examination described in paragraph 3 above, I certify, on behalf of Company, that as of the date hereof:
a.	all representations and warranties made by any Person in any Note Document are true in all respects on and as of the date hereof, except to the extent that such representation or warranty was made as of a specific date or updated, modified or supplemented as of a subsequent date with the consent of Required Holders and Administrative Agent;

b.	each Restricted Person and Parent have performed and complied with all agreements and conditions required in the Note Documents to be performed or complied with prior to the date hereof;

c.	as of the Amendment Date, no event has occurred and is continuing or would result from the consummation of the borrowing contemplated on the date hereof that would constitute an Event of Default or a Default (other than the Designated Defaults defined and described in the First Amendment, which are being waived pursuant to the provisions of Section 2.8 of the First Amendment);
[Closing Certificate]

d.	attached as Exhibit A to the Original Certificate is a true, correct and complete copy of the Articles of Organization of Company as in effect on the date hereof, certified by the Secretary of State of the State of Oklahoma;

e.	attached as Exhibit B to the Original Certificate is a true, correct and complete copy of the Operating Agreement of Company as in effect on the date hereof;

f.	attached as Exhibit D to the Original Certificate is a true, correct and complete copy of certain resolutions duly adopted by unanimous written consent of the sole Manager of Company in accordance with Company’s Articles of Organization and Operating Agreement and none of such resolutions has been rescinded, revoked, modified, or amended in any respect, and all of such resolutions are in full force and effect on the date hereof;

g.	Paragraph 6 of the Original Certificate contains a list of certain duly elected, qualified and acting officers of Company. Each such person holds on the date hereof the office set forth opposite such officer’s name in such Paragraph 6, and the signature appearing in such Paragraph 6 opposite such officer’s name is such officer’s genuine signature. Each such officer is duly authorized to execute and deliver Transaction Documents on behalf of Company;

h.	as of the Amendment Date no Restricted Person has any Deposit Account that is not subject to a control agreement in form and substance satisfactory to Administrative Agent as required by Section 7.17 of the Note Purchase Agreement.
[Remainder of page intentionally left blank. Signature page follows.]
[Closing Certificate]

IN WITNESS WHEREOF, this instrument is executed by the undersigned as of the date first written above.

By:
Ian Bothwell
Manager

[Closing Certificate]